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   As filed with the Securities and Exchange Commission on November 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1993

               Date of Report (Date of earliest event reported):
                               November 23, 1998


                            GRANT GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                    000-18816                    76-0548468
   (State or other               (Commission                  (IRS Employer
   jurisdiction of              File Number)             Identification Number)
   incorporation)


   16850 Park Row                                                 77084
   Houston, Texas                                              (Zip Code)



                                 (281) 398-9503
              (Registrant's Telephone Number, including Area Code)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 23, 1998, KPMG Peat Marwick LLP ("KPMG") was dismissed and PricewaterhouseCoopers LLP was engaged as the independent accountant for Grant Geophysical, Inc. (the "Company"). The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

During the three month period ended December 31, 1997 and the subsequent interim period through November 23, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in connection with this report. The accountant's report as of and for the three month period ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 1996 and the nine month period ended September 30, 1997, KPMG was engaged as the independent accountant for GGI Liquidating Corporation, the Company's predecessor ("GGI"). In its independent auditor's reports for fiscal year ended December 31, 1996 and the nine month period ended September 30, 1997, KPMG modified its opinion (see attached independent accountant's report). GGI is currently in liquidation, after which it will dissolve and cease to exist.

The Company requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this report.

During the Company's fiscal year ended December 31, 1997 and the subsequent interim period through November 23, 1998, PricewaterhouseCoopers LLP had been engaged to conduct statutory audits of the financial statements and provided tax advice for certain specific operating subsidiaries of the Company. PricewaterhouseCoopers LLP, during the same period, had not been engaged as a consultant regarding the application of the Company's accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               16. Letter from KPMG Peat Marwick LLP dated November 30, 1998.

               99. Independent accountant's report for GGI for the fiscal year ended December 31, 1996 and the nine month period ended September 30, 1997.

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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GRANT GEOPHYSICAL, INC.



                                       By: /S/ LARRY E. LENIG
                                          ------------------------------------
                                           Larry E. Lenig
                                           President and Chief Executive Officer

Date:  November 30, 1998

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                                 EXHIBIT INDEX
                                 -------------

         16. Letter from KPMG Peat Marwick LLP dated November 30, 1998.

         99. Independent accountant's report for GGI for the fiscal year ended December 31, 1996 and the nine month period ended September 30, 1997.